                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, Registration Statements including related prospectuses (all effectively referred to as the "Registration Statements") on Forms S-3 and S-8 for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

    WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

    NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statements, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue thereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of September, 1995.

                                                  /s/ JAMES T. ANDERSON

                                          --------------------------------------
                                                    James T. Anderson
                                           ACTING EXECUTIVE VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, Registration Statements including related prospectuses (all effectively referred to as the "Registration Statements") on Forms S-3 and S-8 for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

    WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company, as indicated below each signature;

    NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statements, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue thereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of August, 1995.

                                                 /s/ RICHARD D. MCCORMICK

                                          --------------------------------------
                                                   Richard D. McCormick
                                               CHAIRMAN OF THE BOARD, CHIEF
                                             EXECUTIVE OFFICER AND PRESIDENT

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, Registration Statements including related prospectuses (all effectively referred to as the "Registration Statements") on Forms S-3 and S-8 for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

    WHEREAS, each of the undersigned is a Director of the Company;

    NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a or Director of the Company, to execute and file such Registration Statements, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue thereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of August, 1995.

                               /s/ RICHARD CHENEY
                  -------------------------------------------
                                 Richard Cheney

                            /s/ REMEDIOS DIAZ-OLIVER
                  -------------------------------------------
                              Remedios Diaz-Oliver

                               /s/ GRANT A. DOVE
                  -------------------------------------------
                                 Grant A. Dove

                              /s/ ALLAN D. GILMOUR
                  -------------------------------------------
                                Allan D. Gilmour

                             /s/ PIERSON M. GRIEVE
                  -------------------------------------------
                               Pierson M. Grieve
                           /s/ SHIRLEY M. HUFSTEDLER
                  -------------------------------------------
                             Shirley M. Hufstedler

                             /s/ ALLEN F. JACOBSON
                  -------------------------------------------
                               Allen F. Jacobson

                           /s/ MARILYN CARLSON NELSON
                  -------------------------------------------
                             Marilyn Carlson Nelson

                                /s/ FRANK POPOFF
                  -------------------------------------------
                                  Frank Popoff

                             /s/ JERRY O. WILLIAMS
                  -------------------------------------------
                               Jerry O. Williams